UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2005

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On November 29, 2005, MGI PHARMA, INC. issued a press release announcing the results and expiration as of 5:00 p.m. New York City time on November 28, 2005, of the tender offer by MGI PHARMA and MGI GP, Inc., a wholly-owned subsidiary of MGI PHARMA formerly known as Guilford Pharmaceuticals Inc., to purchase any and all of the outstanding Guilford Pharmaceuticals Inc. 5% Convertible Subordinated Notes due July 1, 2008. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9– Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of MGI PHARMA, INC. dated November 29, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2005	MGI PHARMA, INC.

	By:	/s/ Eric Loukas
Eric Loukas
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

99.1	Press Release of MGI PHARMA, INC. dated November 29, 2005.

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